                                           Nations Government Income
                                             Term Trust 2004, Inc.


                                                 A N N U A L

                                                 R E P O R T

                                      For the Year Ended December 31, 2002






                                                                       NATIONS
                                                                    GOVERNMENT
                                                                   INCOME TERM
                                                                    TRUST 2004


          NOT                                                   MAY LOSE VALUE
          FDIC
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the annual report for Nations Government Income Term Trust 2004, Inc. (the "Company") for the 12-month period ending December 31, 2002, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGF." The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) to shareholders on or about February 28, 2004.

PORTFOLIO PERFORMANCE*

For the 12-month period ending December 31, 2002, the Company distributed net investment income of $0.44 per share. The December monthly dividend rate was $0.0314 per share, which equates to a current annualized yield of 3.768%, based on the initial offering price of $10.00 per share and an annualized yield of 3.67%, based upon the closing market price of $10.26 per share on December 31, 2002. In December, the dividend was adjusted downward based on a number of factors, including the earnings on the Company's portfolio securities and the approaching termination date of the Company, the request by the investment adviser and administrator to the Company, Banc of America Advisors, LLC, to eliminate the advisory fee waiver and reduce the administrative fee waiver currently in effect, and yields on comparable products.

The net asset value of the Company's shares on December 31, 2002 was $10.33 per share. The Company's total return for the 12-month period was 4.70%, based on its net asset value at the end of the year.

MARKET ENVIRONMENT

For the first time since 1941, global equity markets lost ground for three consecutive years. Reasons were many and varied, but geopolitical concerns, swelling corporate malfeasance and uneven economic performance accounted for most of the weakness. Absolute bond returns exceeded expectations in this environment, as most bond sectors produced returns over and above coupon payments. Relative returns were mixed, however, as the corporate bond market lagged all other sectors. Corporates traded much of the year in sympathy with equities, and were adversely influenced by the same set of variables. Mortgage and agency securities outperformed, as investors sought incremental yield over treasuries without taking on credit risk. The year ended on a cautious note with investors contemplating pending military action in Iraq.

Market and administered rates both finished lower for the period. The two-year treasury yield declined 146 basis points to finish at 1.59%. The long bond yield finished at 4.78%, dropping 69 basis points as the yield curve steepened. The Federal Reserve (the "Fed") sat on its collective hands for most of the year before easing interest rates again in November. This could well be the last easing of the current cycle, and was probably an effort to insure against a double-dip recession.

MARKET OUTLOOK

The complex interplay of global politics, mixed economic news and volatile markets challenges market forecasting at present, but the forces of mean reversion could influence the outcome. We believe the equity markets are due for a positive year after being down three years in a row, and the economy should benefit from prior monetary and pending fiscal stimuli. An early resolution in Iraq is by no means certain, but would contribute much to investor and business confidence, should it occur. The combination of a firmer economy and Iraq resolution would lead to modestly higher

---------------

*THE PAST PERFORMANCE QUOTED IS NOT AN INDICATION OF FUTURE RESULTS.

yields and a flatter yield curve. Under this scenario, credit spreads would tighten as corporate valuations improved, and agency and mortgage securities would modestly underperform. The market would eventually begin to look for a Fed tightening, but we think that would be toward the end of 2003 at soonest. A protracted war would, conversely, keep yield levels lower and the yield curve steeper than we would otherwise expect. We look for modestly higher economic growth next year, averaging in excess of 3%.

We thank you for your continued support.

Sincerely,

/s/ Robert H. Gordon
Robert H. Gordon
President

December 31, 2002

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF NET ASSETS                                      DECEMBER 31, 2002

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 1.0%
            FEDERAL HOME LOAN MORTGAGE
            CORPORATION (FHLMC)
              CERTIFICATES -- 0.4%
 $   306      GOLD 5.500% 06/01/03...............   $    313
     168      GOLD 6.000% 08/01/03...............        168
       0+     GOLD 8.000% 11/01/03...............          0+
                                                    --------
                                                         481
                                                    --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) CERTIFICATES -- 0.6%
     728      6.500% 01/18/04....................        735
                                                    --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $1,208)......................      1,216
                                                    --------
            MUNICIPAL BONDS AND NOTES -- 12.2%
            ILLINOIS -- 3.1%
   3,845      University of Illinois, Revenue
                Bonds, Auxiliary Facilities,
                Series 1991, (AMBAC Insured),
                1.390%*** 04/01/04...............      3,779
                                                    --------
            KENTUCKY -- 1.6%
   2,000      Kentucky State Turnpike Authority,
                Economic Development Revenue,
                Capital Appreciation, Series
                1992, (FGIC Insured),
                1.272%*** 01/01/04...............      1,975
                                                    --------
            TEXAS -- 6.3%
              Lower Colorado River Authority,
   2,080        Texas, Revenue Bonds, Capital
                Appreciation, Series 1991B,
                (AMBAC Insured),
                1.301%*** 01/01/04...............
                                                       2,053
   2,500      San Antonio, Texas, Electric & Gas
                Revenue, Capital Appreciation,
                Series 1989A, (AMBAC Insured),
                1.334%*** 02/01/04...............      2,464
              Texas State, GO, Capital
   3,165        Appreciation, Series 1992, (FGIC
                Insured),
                1.329%*** 04/01/04...............
                                                       3,113
                                                    --------
                                                       7,630
                                                    --------
            WASHINGTON -- 1.2%
   1,500      Washington State, Public Power
                Supply System Revenue, Series
                1990, (MBIA-IBC Insured),
                1.632%*** 07/01/04...............      1,464
                                                    --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $14,197).....................     14,848
                                                    --------
            U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS -- 77.6%
            FEDERAL HOME LOAN BANK
            (FHLB) -- 12.4%
  10,400      6.375% 11/14/03....................     10,854
   4,000      5.100% 02/05/04....................      4,159
                                                    --------
                                                      15,013
                                                    --------

PRINCIPAL
 AMOUNT                                              VALUE
  (000)                                              (000)
------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE
            CORPORATION (FHLMC) -- 13.7%
 $15,900      5.250% 02/15/04....................   $ 16,582
                                                    --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) -- 51.5%
  12,700      5.750% 04/15/03....................     12,862
      87      7.000% 08/01/03....................         89
  47,605      4.750% 03/15/04....................     49,509
                                                    --------
                                                      62,460
                                                    --------
            TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $90,909).....................     94,055
                                                    --------
            U.S. TREASURY OBLIGATIONS -- 8.0%
              (Cost $9,110)
            U.S. TREASURY NOTES -- 8.0%
   9,220      5.875% 02/15/04....................      9,695
                                                    --------
            TOTAL INVESTMENTS
              (Cost $115,424*)............   98.8%   119,814
                                                    --------
            OTHER ASSETS AND LIABILITIES
              (NET).......................    1.2%
            Cash.................................   $    134
            Interest receivable..................      1,514
            Investment advisory fee payable......        (51)
            Administration fee payable...........        (26)
            Accrued expenses and other
              liabilities........................        (68)
                                                    --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)..............................      1,503
                                                    --------
            NET ASSETS....................  100.0%  $121,317
                                                    ========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income.............................   $  4,362
            Accumulated net realized loss on
              investments sold...................        (23)
            Net unrealized appreciation of
              investments........................      4,390
            Paid-in capital......................    112,588
                                                    --------
            NET ASSETS...........................   $121,317
                                                    ========
            Net asset value per share
              ($121,317,384 / 11,743,524 shares
              of common stock outstanding).......     $10.33
                                                    ========

---------------

  *  Federal income tax information (see Note 5).
*** Zero Coupon Security. The rate shown is the effective yield at December 31, 2002.
  +  Amount represents less than $500.

ABBREVIATIONS:

    AMBAC       American Municipal Bond Assurance Corporation
    FGIC        Financial Guaranty Insurance Company
    GO          General Obligation
    MBIA-IBC    Municipal Bond Insurance Association -- Insured
                Bond Certificate

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF OPERATIONS

For the year ended December 31, 2002

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        5,868
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                608
Administration fee..........................................                305
Transfer agent fees.........................................                 62
Legal and audit fees........................................                 75
Custodian fees..............................................                  5
Directors' fees and expenses................................                 12
Printing expense............................................                 40
Other.......................................................                 51
                                                                 --------------
    Total expenses..........................................              1,158
Fees waived by investment advisor and administrator.........               (452)
Fees reduced by credits allowed by the custodian............                 (3)
                                                                 --------------
    Net expenses............................................                703
                                                                 --------------
NET INVESTMENT INCOME.......................................              5,165
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                (26)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                392
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......                366
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $        5,531
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED        YEAR ENDED
                                                                   12/31/02          12/31/01
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        5,165    $        6,206
Net realized gain/(loss) on investments.....................               (26)            1,305
Net change in unrealized appreciation/(depreciation) of
  investments...............................................               392             3,190
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             5,531            10,701
Distributions to shareholders from net investment income....            (5,132)           (5,496)
Distributions to shareholders from realized gain............              (744)               --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................                --                (9)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................              (345)            5,196
                                                                --------------    --------------
NET ASSETS:
Beginning of year...........................................           121,662           116,466
                                                                --------------    --------------
End of year.................................................    $      121,317    $      121,662
                                                                ==============    ==============
Undistributed net investment income at end of year..........    $        4,362    $        4,337
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year.

                                                      YEAR         YEAR         YEAR        YEAR         YEAR
                                                      ENDED        ENDED       ENDED        ENDED        ENDED
                                                    12/31/02#    12/31/01#    12/31/00    12/31/99#    12/31/98#
                                                    ------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year...............   $  10.36     $   9.92     $   9.56    $  10.00     $   9.73
                                                    --------     --------     --------    --------     --------
Income from investment operations:
Net investment income............................       0.44         0.53         0.59        0.62         0.65
Net realized and unrealized gain/(loss) on
  investments....................................       0.03         0.38         0.26       (0.49)        0.19
                                                    --------     --------     --------    --------     --------
Net increase/(decrease) in net assets resulting
  from investment operations.....................       0.47         0.91         0.85        0.13         0.84
Dividends from net investment income.............      (0.44)       (0.47)       (0.52)      (0.59)       (0.59)
Distributions from net realized gain.............      (0.06)          --           --          --           --
Increase from repurchase of common shares........         --           --*        0.03        0.02         0.02
                                                    --------     --------     --------    --------     --------
Net asset value, end of year.....................   $  10.33     $  10.36     $   9.92    $   9.56     $  10.00
                                                    ========     ========     ========    ========     ========
Market value, end of year........................   $ 10.260     $ 10.170     $  9.438    $  8.875     $  9.438
                                                    ========     ========     ========    ========     ========
Total return++...................................       5.93%       12.95%       12.60%       0.24%       14.27%
                                                    ========     ========     ========    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....................   $121,317     $121,662     $116,466    $115,432     $124,379
Ratio of operating expenses to average net
  assets.........................................       0.58%        0.25%        0.19%       0.21%        0.26%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian......................................       0.58%##      0.25%##      0.20%       0.22%        0.28%
Ratio of net investment income to average net
  assets.........................................       4.25%        5.18%        6.06%       6.36%        6.56%
Portfolio turnover rate..........................          0%**        56%         125%         26%          39%
Ratio of operating expenses to average net assets
  without waivers, expenses reimbursed and/or
  fees reduced by credits allowed by the
  custodian......................................       0.95%##      0.96%##      0.90%       0.92%        1.00%

---------------

 ++  Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at year end.
  #  Per share net investment income has been calculated using the monthly average shares method.
 ##  The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers was less than
     0.01%.
  *  The effect of repurchase of common shares during the year was less than $0.01.
 **  Amount represents less than 1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Nations Government Income Term Trust 2004, Inc.
  NOTES TO FINANCIAL STATEMENTS

Nations Government Income Term Trust 2004, Inc. (the "Company") was incorporated under the laws of the State of Maryland on November 3, 1993, and is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on February 28, 1994. The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) to shareholders on or about February 28, 2004.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis.

When-issued/delayed-delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time the Company enters into such transactions, the Company instructs its custodian to segregate liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income monthly to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the period January 1, 2002 through May 31, 2002, BA Advisors voluntarily waived all of its fees. Effective June 1, 2002, BA Advisors discontinued its voluntary waiver of advisory fees.

The Company and BA Advisors have entered into a sub-advisory agreement with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at an annual rate of 0.15% of the Company's average weekly net assets. For the period January 1, 2002 through May 31, 2002, BACAP voluntarily waived all of its fees. Effective June 1, 2002, BACAP discontinued its voluntary waiver of sub-advisory fees.

Nations Government Income Term Trust 2004, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

BA Advisors is also the Company's administrator. In its role as administrator, BA Advisors supervises the Company's overall day-to-day operations and provides certain administrative services. BA Advisors also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BA Advisors, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the period January 1, 2002 to May 31, 2002, BA Advisors voluntarily waived 0.205% in administration fees as a percentage of the Company's average weekly net assets. For the period June 1, 2002 to November 30, 2002, BA Advisors voluntarily waived 0.16% in administration fees as a percentage of the Company's average weekly net assets. Effective December 1, 2002, BA Advisors discontinued its voluntary waiver of administration fees. For the period ended December 31, 2002, BA Advisors earned 0.04% in administration fees.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BA Advisors and provides certain administrative services in support of the operations of the Company. The fees of BNY are paid out of the fees paid to BA Advisors by the Company for administrative services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the year ended December 31, 2002, expenses of the Company were reduced by $3,114 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BA Advisors or BACAP or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended December 31, 2002, were $7,157,659 and $202,396, respectively.

4.  COMMON STOCK

At December 31, 2002, 1,000,000,000 shares of common stock, $0.001 par value, were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the year ended December 31, 2001, the Company repurchased shares of its common stock in the open market at an average discount of approximately 6% from its net asset value. All repurchased shares have been retired by the Company.

Common stock transactions were as follows:

                                                                YEAR ENDED         YEAR ENDED
                                                                 12/31/02           12/31/01
                                                              ---------------   ----------------
                                                              SHARES   AMOUNT   SHARES   AMOUNT
                                                              ----------------------------------
Shares repurchased by the Company...........................    (0)     $ (0)   (1,000)  $(9,500)
                                                               ---      ----    ------   -------

5.  INCOME TAXES

Information on the tax components of capital is as follows:

Cost of investments for tax purposes........................  $115,424,024
Gross tax unrealized appreciation...........................     4,389,880
Gross tax unrealized depreciation...........................            (0)
Net tax unrealized appreciation/(depreciation) on
  investments...............................................     4,389,880
Undistributed ordinary income...............................     4,362,628
Undistributed long-term gains/(accumulated capital loss)....       (22,222)

Nations Government Income Term Trust 2004, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax composition of distributions (other than return of capital dividends for the years) were as follows:

                                                                 2002         2001
                                                              ----------   ----------
Ordinary income.............................................  $5,132,533   $5,496,047
Long-term capital gains.....................................     742,752           --

At December 31, 2002, the Company had available for federal income tax purposes unused capital losses expiring December 31, 2010 of $22,222.

Certain reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for REMICs.

6.  SUBSEQUENT EVENT

On November 21, 2002, the Board of Directors approved the assumption by BACAP of BA Advisors' role as the primary investment adviser to the Company. The transition in service providers occurred on January 1, 2003. Also, BA Advisors changed its name to BACAP Distributors, LLC on January 1, 2003.

Nations Government Income Term Trust 2004, Inc.

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Government Income Term Trust 2004, Inc. (the "Company") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

Nations Government Income Term Trust 2004, Inc.
  FUND GOVERNANCE                                                    (UNAUDITED)

The Board of Directors (the "Board") of Nations Government Income Term Trust 2004, Inc. (the "Company") oversees the Company to ensure that it is managed and operated in the interests of shareholders. A majority of the directors ("Directors") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Company. The Directors bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers ("Officers") to establish the policies and oversee the activities of the Company. Although all Directors are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Company, the independent Directors have particular responsibilities for assuring that the Company is managed in the best interests of shareholders. The following table provides basic information about the Directors and Officers of the Company. The mailing address of each Director is c/o Nations Government Income Term Trust 2004, Inc., 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Director and Officer serves an indefinite term.

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                                                      FUND
                                                                                                     COMPLEX
                   POSITION HELD    TERM OF OFFICE AND LENGTH       PRINCIPAL OCCUPATION(S)         OVERSEEN
NAME AND AGE      WITH THE COMPANY       OF TIME SERVED            DURING THE PAST FIVE YEARS      BY DIRECTOR
--------------------------------------------------------------------------------------------------------------
William H. Grigg  Director          Indefinite term;           Retired; Chairman Emeritus since        88
Age: 70                             Trustee since 1994         July 1997, Chairman and Chief
                                                               Executive Officer through July
                                                               1997 -- Duke Power Co.
Thomas F. Keller  Director          Indefinite term;           R.J. Reynolds Industries Professor      88
Age: 71                             Trustee since 1994         of Business Administration, Fuqua
                                                               School of Business, Duke
                                                               University, since July 1974; Dean,
                                                               Fuqua School of Business Europe,
                                                               Duke University, July 1999 through
                                                               June 2001
A. Max Walker     Director and      Indefinite term;           Independent Financial Consultant        88
Age: 80           Chairman of the   Trustee since 1994
                  Board
Robert H. Gordon  President         Indefinite term;           President of the Company, Nations       88
Age: 41                             President since 2002       Funds Trust ("NFST"), Nations
                                                               Master Investment Trust ("NMIT")
                                                               and Nations Separate Account Trust
                                                               ("NSAT") since Oct. 2002;
                                                               President of Nations Balanced
                                                               Target Maturity Fund, Inc.,
                                                               Hatteras Income Securities, Inc.
                                                               and Nations Government Income Term
                                                               Trust 2003, Inc. since March 1998;
                                                               President and Director, Banc of
                                                               America Capital Management LLC
                                                               ("BACAP") (or its predecessors)
                                                               since February 1998; President,
                                                               BACAP since March 2002 and
                                                               Co-Chairman of the Board, since
                                                               January 2000; Senior
                                                               Vice-President, BACAP (or its
                                                               predecessors) 1995-February 1998;
                                                               Senior Vice President, Bank of
                                                               America since 1993.


                         OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY DIRECTOR
William H. Grigg  Director, The Shaw Group, Inc.;
Age: 70           and Director and Vice Chairman,
                  Aegis Insurance Services, Ltd. (a
                  mutual fund insurance company in
                  Bermuda); Trustee, Nations Funds
                  Family (6 other registered
                  investment companies)
Thomas F. Keller  Director, Wendy's International,
Age: 71           Inc. (restaurant operating and
                  franchising); Director, Dimon,
                  Inc. (tobacco); and Director,
                  Biogen, Inc. (pharmaceutical
                  biotechnology); Trustee, Nations
                  Funds Family (6 other registered
                  investment companies)
A. Max Walker     Chairman and Trustee, Nations
Age: 80           Funds Family (6 other registered
                  investment companies)
Robert H. Gordon  Director, BACAP; Co-Chairman of
Age: 41           the Board, BACAP.

Nations Government Income Term Trust 2004, Inc.
  FUND GOVERNANCE (CONTINUED)                                        (UNAUDITED)

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                                                      FUND
                                                                                                     COMPLEX
                   POSITION HELD    TERM OF OFFICE AND LENGTH       PRINCIPAL OCCUPATION(S)         OVERSEEN
NAME AND AGE      WITH THE COMPANY       OF TIME SERVED            DURING THE PAST FIVE YEARS      BY DIRECTOR
--------------------------------------------------------------------------------------------------------------
Edward D. Bedard  Chief Financial   Indefinite term;           Chief Financial Officer of the          88
Age: 44           Officer           Treasurer since 2003       Company, NFST, NMIT and NSAT since
                                                               Jan. 2003; Treasurer of NFST, NMIT
                                                               and NSAT since Oct. 2002; Chief
                                                               Financial Officer of Nations
                                                               Balanced Target Maturity Fund,
                                                               Inc., Hatteras Income Securities,
                                                               Inc. and Nations Government Income
                                                               Term Trust 2003, Inc. since March
                                                               1998; Director, BACAP (or its
                                                               predecessors) since 1997; Senior
                                                               Vice President and Chief Operating
                                                               Officer, BACAP since 1996; and
                                                               Chief Administrative Officer and
                                                               Treasurer, BACAP since January
                                                               2000.
Gerald Murphy     Treasurer         Indefinite term;           Treasurer of the Company, NFST,         88
Age: 42                             Treasurer since 2003       NMIT and NSAT since Jan. 2003;
                                                               Treasurer of Nations Balanced
                                                               Target Maturity Fund, Inc.,
                                                               Hatteras Income Securities, Inc.,
                                                               Nations Government Income Term
                                                               Trust 2003, Inc. and Hatteras
                                                               Income Securities, Inc. since
                                                               1999; Senior Vice President, BACAP
                                                               (or its predecessors) since 1998;
                                                               Vice President, Citibank
                                                               1997-December 1998.
Robert B.         Secretary         Indefinite term;           Secretary of the Company, NFST,         88
Carroll                             Secretary since 2003       NMIT and NSAT since Jan. 2003;
Age: 43                                                        Secretary of Nations Balanced
                                                               Target Maturity Fund, Inc. Nations
                                                               Government Income Term Trust 2003,
                                                               Inc., Hatteras Income Securities,
                                                               Inc. and Hatteras Income
                                                               Securities, Inc. since 1997;
                                                               Associate General Counsel, Bank of
                                                               America Corporation since 1999;
                                                               Assistant General Counsel, Bank of
                                                               America Corporation 1996-1999.
Brian Smith       Assistant         Indefinite term;           Asst. Treasurer of the Company,         88
Age: 33           Treasurer         Assistant Treasurer since  NFST, NMIT and NSAT and Nations
                                    2003                       Balanced Target Maturity Fund,
                                                               Inc. Nations Government Income
                                                               Term Trust 2003, Inc. and Hatteras
                                                               Income Securities, Inc. since Jan.
                                                               2003; Vice President, BACAP (or
                                                               its predecessors) since 1999;
                                                               Assistant Vice President, BACAP
                                                               (or its predecessors) 1998-1999;
                                                               Sr. Investment Officer, PFPC, Inc.
                                                               1997-1998.
Paul Caldarelli   Assistant         Indefinite term;           Assistant Secretary of the              88
Age: 51           Secretary         Assistant Secretary since  Company, NFST, NMIT, NSAT and
                                    2003                       Nations Balanced Target Maturity
                                                               Fund, Inc. Nations Government
                                                               Income Term Trust 2003, Inc. and
                                                               Hatteras Income Securities, Inc.
                                                               since Jan. 2003; Assistant General
                                                               Counsel, Bank of America
                                                               Corporation since 2000; Associate,
                                                               Kirkpatrick & Lockhart LLP
                                                               1998-2000; Associate, LeBoeuf,
                                                               Lamb, Greene & MacRAE, L.L.P.
                                                               1996-1998.


                         OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY DIRECTOR
---------------------------------------------------------------------------------------
Edward D. Bedard  None
Age: 44
Gerald Murphy     None
Age: 42
Robert B.         None
Carroll
Age: 43
Brian Smith       None
Age: 33
Paul Caldarelli   None
Age: 51

Nations Government Income Term Trust 2004, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in

Nations Government Income Term Trust 2004, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2004, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

PO Box 34602
Charlotte, NC 28254-4602
Toll Free 1.800.231.7854









2004AR 12/02